UNITED  STATES
                  SECURITIES  AND  EXCHANGE  COMMISSION

                          WASHINGTON,  DC  20549


                               FORM  8-K

                             CURRENT  REPORT

            PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                 SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT REPORTED):   DECEMBER 27, 1999



                       EQCC HOME EQUITY LOAN TRUST 1999-3
                       ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                                       59-3594136
                                                       59-3594138
                                                       59-3594139
        DELAWARE               333-71489               59-3594140
        --------               ---------              -----------
        (STATE OR OTHER        (COMMISSION FILE       (IRS EMPLOYER
        JURISDICTION OF        NUMBER)                IDENTIFICATION NO.)
        INCORPORATION



                        EQCC HOME EQUITY LOAN TRUST 1999-3
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  457-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99            TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE DECEMBER 1999,
              REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-3
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     DECEMBER  29,  1999     BY:  /S/ JAMES  B.  DODD
           -------------------         --------------------
                                   NAME:    JAMES  B.  DODD
                                   TITLE:   VICE PRESIDENT/GENERAL COUNSEL
                                            (DULY  AUTHORIZED  OFFICER)

                                     ------
                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE DECEMBER 1999 REMITTANCE
       DATE.